UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 8, 2013

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)

_________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2013, the stockholders of Frontier Communications Corporation (the “Company”) approved the adoption of the Company’s 2013 Frontier Bonus Plan and the 2013 Equity Incentive Plan (collectively, the “Plans”).  Description of the material terms and conditions of the Plans were previously reported in the Company’s Proxy Statement dated March 25, 2013 (the “Proxy Statement”) under the headings “Proposed 2013 Frontier Bonus Plan” and “Proposed 2013 Equity Incentive Plan.”  Such descriptions from the Proxy Statement are incorporated herein by reference.  The descriptions are qualified by reference to the Plans, which are attached as Appendix A and Appendix B, respectively, to the Proxy Statement and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: May 8, 2013	By:/s/ Nancy S. Rights
Nancy S. Rights
Senior Vice President,
Deputy General Counsel
and Secretary